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                                                                    EXHIBIT 10.4

                              FOURTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


          This Fourth Amendment to Loan and Security Agreement (this "Amendment"), is made and entered into effective as of the 12th day of March, 1998 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and AMERITRUCK DISTRIBUTION CORP., a Delaware corporation ("Borrower"). This Amendment modifies and amends that certain Loan and Security Agreement, dated May 5, 1997, between Lender and Borrower (the "Agreement").
All terms used herein with initial capital letters, unless otherwise specifically defined herein, shall have the same meanings as set forth in the Agreement. All references to the Agreement shall include the Schedule.

                                R E C I T A L S:

          WHEREAS, Borrower has requested that Lender extend the Additional Availability Period so that Borrower may have sufficient time to consummate a private placement of its capital stock for Twenty Million Dollars ($20,000,000);

          WHEREAS, in connection therewith, Borrower and Lender desire to amend the Agreement in certain respects;

          NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the parties hereto agree as follows:

          1.   Amendment to Schedule. Subject to the terms and conditions of
Section 2 below, the Agreement is amended as follows:

          (a)  The definition of "Additional Availability Period" set forth in
Section 18.1 of the Agreement is amended and restated as follows:

          "Additional Availability Period" means the period commencing on November 13, 1997 and ending on the earliest of (A) May 15, 1998, (B) the date a Qualified Private Placement is consummated, (C) the date a Qualified Thompson Bros. Sale is consummated, and (D) the date Borrower notifies Lender in writing of its desire to terminate the Additional Availability Period.

          (b)  The definition of "Qualified Private Placement" set forth in
Section 18.1 of the Agreement is amended and restated as follows:

          "Qualified Private Placement" means any non-public sale of shares of any class of Borrower's capital stock yielding gross cash proceeds to Borrower of at least Ten Million Dollars ($10,000,000).

          (c) Section 18.1 of the Agreement shall be amended to add the following definition in the appropriate alphabetical order:
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          "Qualified Thompson Bros. Sale" means any sale of the stock or substantially all of the assets of Thompson Bros., Inc. yielding Borrower gross cash proceeds of at least Ten Million Dollars ($10,000,000).

          (d) Section 1.1 of the Schedule to the Agreement is amended and restated in its entirety as follows:

     TOTAL FACILITY (Section 1.1):  Sixty Million Dollars ($60,000,000);
                                    provided, that during the Additional
                                    Availability Period, the Total Facility
                                    shall be Sixty-Eight Million Five Hundred
                                    Thousand Dollars ($68,500,000)

          (e) Section 1.2 of the Schedule to the Agreement is amended and restated in its entirety as follows:

     LOANS (SECTION 1.2):

                                    REVOLVING LOANS: a revolving line of credit
                                    (The "Revolving Loans") consisting of loans against Eligible Receivables and against Eligible Equipment in an aggregate outstanding principal amount not to exceed the lesser of:

                                    (a)  Total Facility

                                    (b)  the sum of:

                                         (i)   an amount equal to eighty-five
                                               percent (85%) of the net amount
                                               of the Eligible Receivables that
                                               are billed; plus

                                         (ii)  an amount (not to exceed the
                                               lesser of (A) Four Million
                                               Dollars ($4,000,000) and (B) an
                                               amount equal to three (3) working
                                               days' revenue (based on the most
                                               recent monthly financials)) equal
                                               to seventy (70%) of Eligible
                                               Receivables that are unbilled
                                               less than five (5) Business Days;
                                               plus

                                         (iii) an amount equal to the Equipment
                                               Advance Rate multiplied by the
                                               Orderly Liquidation Value of the
                                               Eligible Equipment; plus

                                         (iv)  during the Additional
                                               Availability Period only, an
                                               amount equal to five

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                                               percent (5%) of the net amount of
                                               the Eligible Receivables that are
                                               billed; plus

                                         (v)   during the Additional
                                               Availability Period only, an
                                               amount equal to the product of
                                               (A) the amount by which eighty
                                               percent (80%) exceeds the
                                               Equipment Advance Rate multiplied
                                               by (B) the Orderly Liquidation
                                               Value of the Eligible Equipment;
                                               less

                                         (vi)  the aggregate undrawn face amount
                                               of all Letters of Credit issued
                                               under Section 1.4 of this
                                               Agreement; less

                                         (vii) the amount of the Landlord
                                               Reserve and such other reserves
                                               as Lender, in its reasonable
                                               credit judgment, deems proper
                                               from time to time based on the
                                               results of its examinations,
                                               Appraisals or other credit or
                                               collateral considerations which
                                               indicate a deterioration in
                                               Eligible Receivables or Eligible
                                               Equipment from the date hereof,
                                               such that additional reserves for
                                               Eligible Receivables and/or
                                               Eligible Equipment are warranted.

                            Notwithstanding the foregoing, (A) the loans against Eligible Equipment shall not exceed Thirty-Five Million Dollars ($35,000,000) at any time, (B) the loans against the availability described in clauses
                            (iv) and (v) shall not exceed Eight Million Five Hundred Thousand Dollars ($8,500,000) and (C) the availability described in clauses (iv) and (v) above shall not be available at any time other than during the Additional Availability Period. The Revolving Loans shall be segregated into two tranches: revolving loans under tranche A (the "Revolving A Loans") and revolving loans under tranche B (the "Revolving B Loans"). The maximum outstanding principal amount of Revolving A Loans is Thirty Million Dollars ($30,000,000) and the maximum outstanding principal amount of Revolving B Loans is Thirty Million Dollars ($30,000,000); provided, that during the Availability Period, the maximum outstanding principal amount of Revolving

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                            B Loans shall be Thirty-Eight Million Five Hundred
                            Thousand Dollars ($38,500,000). With respect to each request for a Revolving Loan or Letter of Credit, Borrower shall designate whether such request is for a Revolving A Loan (or under the tranche for Revolving A Loans in the case of Letters of Credit) or a Revolving B Loan (or under the tranche for Revolving B Loans in the case of Letters of Credit). With each request for a Revolving B Loan (or a Letter of Credit to be issued under the tranche for Revolving B Loans), Borrower shall provide Lender with a certificate of the chief financial officer of Borrower, in form and substance satisfactory to Lender that such Revolving B Loan or Letter of Credit, as applicable, will not result in a breach or violation of the Indenture, and at the request of Lender, with an opinion of Borrower's counsel that such Revolving B Loan or Letter of Credit, as applicable, will not result in a breach or violation of the Indenture.

          (f) Section 3.1(E) of the Schedule to the Agreement is amended and restated in its entirety as follows:

                            E. Fees for Additional Availability Period. Borrower has previously paid to Lender an Additional Availability Facility Fee equal to Three Hundred Thirty Thousand Dollars ($330,000). In addition to the foregoing, Borrower shall pay to Lender another Additional Availability Facility Fee equal to Two Hundred Eighty Thousand Dollars ($280,000) which shall be payable as follows: (i) Ninety Thousand Dollars ($90,000) on March 12, 1998, (ii)
                                 $90,000 on April 12, 1998 and (iii) One Hundred Thousand Dollars ($100,000) on May 15, 1998; provided that upon termination of the Additional Availability Period, the entire unpaid Additional Availability Facility Fee shall be immediately due and payable.

          2.  Intentionally Omitted.

          3. Other Agreements. Prior to the end of the Additional Availability Period, Borrower agrees to enter into, and to cause its operating subsidiaries to enter into, blocked account and lockbox agreements, each in form and substance reasonably satisfactory to Lender, and consistent with drafts previously reviewed and approved by Borrower, with

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Lender and NationsBank of Texas, N.A. Borrower also agrees that, in lieu of compensating Lender for prepaying a LIBOR Rate Portion prior to the end of an Interest Period as provided in Section 3.1(A)(vi)(e)(2), if at any time the aggregate unpaid principal balance of the Revolving Loans is less than the aggregate LIBOR Rate Options for LIBOR Rate Portions requested by Borrower (the amount by which such Revolving Loans are less than such aggregate LIBOR Rate Options being referred to as the "LIBOR Deficiency"), the most recent LIBOR Rate Option shall be converted to a Base Rate Option retroactive to the first day of the Interest Period pertaining to such LIBOR Rate Option and the portion of the Revolving Loans applicable to such LIBOR Rate Option shall (from the first day of such Interest Period) bear interest at a per annum rate equal to two and three-quarters percent (2.75%) in excess of the Base Rate; provided, that if the LIBOR Deficiency is less than Two Million Dollars ($2,000,000), instead of converting the most recent LIBOR Rate Option to a Base Rate Option as provided above, Borrower shall pay to Lender a fee of Two Hundred Fifty Dollars ($250) for each day the LIBOR Deficiency is less than Two Million Dollars ($2,000,000) but greater than Zero (0). Further, Borrower agrees that it will at all times maintain Base Rate Loans of at least Two Million Dollars ($2,000,000). Finally, Borrower agrees to cooperate fully with Taylor & Martin and Lender in connection with an Appraisal to be conducted by Taylor & Martin.

          4. Confirmation of Liens. This Amendment in no way acts as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment of the Loans or of the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects.

          5. Events of Default. The Events of Default specified in the Agreement and the other Loan Documents shall continue to be the Events of Default under the Loans except as otherwise specifically agreed herein to the contrary. Lender's remedies with respect to the occurrence of an Event of Default shall continue to be as set forth in the Loan Documents.

          6. Reaffirmation of the Loan Documents. All terms, conditions and provisions of the Agreement and the other Loan Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

          7. Representations and Warranties. Borrower represents and warrants to Lender that the execution and delivery by Borrower of this Amendment has been duly and properly made and authorized. The Loan Documents and this Amendment each constitute valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

          8. Benefit of the Amendment. The terms and provisions of this Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall

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not have any right to assign its rights under this Amendment or any of the Loan
Documents or any interest therein without the prior written consent of Lender.

          9. Choice of Law. The Loan Documents and this Amendment shall be performed and construed in accordance with the laws of the State of Arizona.

         10. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in full force and effect. The Loan Documents, as modified by this Amendment, embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

         11. Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same agreement, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month, and year first above written.


                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation


                                        By
                                          --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------

                                        AMERITRUCK DISTRIBUTION CORP., a
                                        Delaware corporation


                                        By
                                          --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------


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

                          REAFFIRMATION OF GUARANTORS


                             DATED MARCH 12, 1998


          Each of the undersigned hereby (i) confirms that it has read the foregoing Consent and First Amendment Agreement, and (ii) reaffirms its obligations under the Continuing Guaranty that it executed in favor of FINOVA Capital Corporation.


                     AMERITRUCK EQUIPMENT CORP.
                     AMERITRUCK LOGISTICS SERVICES, INC.
                     AMERITRUCK REFRIGERATED TRANSPORT, INC.
                     J.C. BANGERTER & SONS, INC.
                     CMS TRANSPORTATION SERVICES, INC.
                     KTL, INC.
                     SCALES TRANSPORTATION CORPORATION
                     SCALES LEASING COMPANY, INC.
                     THOMPSON BROS., INC.
                     W&L SERVICES CORP.
                     W&L MOTOR LINES, INC.
                     AMERITRUCK OPERATIONS SERVICES, INC.
                     BEST WAY MOTOR LINES, INC.
                     BILLINGS TRUCKING CORPORATION
                     BLS INVESTMENTS, INC.
                     CAS SERVICE COMPANY
                     CAS TRANSPORTATION, INC.
                     FRONTIER FREIGHT, INC.
                     MONFORT TRANSPORTATION COMPANY
                     LYNN TRANSPORTATION CO.
                     TRANS-STAR, INC.
                     PRO-TRANS SERVICES, INC.


                     By
                        --------------------------------------
                     Name
                          ------------------------------------
                     Title                                     of each Guarantor
                           -----------------------------------

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